                           SHARE REPURCHASE AGREEMENT

                                     between

                          TRW AUTOMOTIVE HOLDINGS CORP.

                                       and

                           AUTOMOTIVE INVESTORS L.L.C.

                         Dated as of February [2], 2004

                                TABLE OF CONTENTS

                                       i

                                       ii

                           SHARE REPURCHASE AGREEMENT

     This Share Repurchase Agreement (this "Agreement") is dated as of February
[2], 2004 (the "Execution Date"), between TRW Automotive Holdings Corp., a
Delaware corporation (the "Company"), and Automotive Investors L.L.C., a
Delaware limited liability company ("AIL").

                                 R E C I T A L S

     WHEREAS, AIL owns 68,129,250 shares, or approximately 78%, of the Company's common stock, par value $0.01 per share ("Common Stock");

     WHEREAS, the Company has entered into an underwriting agreement, dated the
Execution Date (the "Underwriting Agreement"), with Goldman, Sachs & Co., Credit
Suisse First Boston LLC, J.P. Morgan Securities Inc. and the several underwriters named therein (the "Underwriters") pursuant to which the Company is publicly offering (the "Public Offering") for cash (i) [24,137,931] shares of its Common Stock and (ii) in the event the Underwriters exercise their over-allotment option pursuant to Sections 2 and 4 of the Underwriting
Agreement, up to an additional [3,620,689] shares of its Common Stock, in each case pursuant to the Company's registration statement on Form S-1 (No.
333-110513) (as amended to the date hereof, the "Registration Statement") and a prospectus (the "Prospectus") filed under Rule 424(b) under the Securities Act
(as defined herein);

     WHEREAS, AIL desires to sell, and the Company desires to purchase, (i)
[12,068,965] issued and outstanding shares of Common Stock owned by AIL (the
"Original Shares") upon the terms and conditions hereinafter set forth (the
"Original Purchase") and (ii) up to an additional [1,810,344] issued and outstanding shares of Common Stock owned by AIL equal to 50% of the aggregate number of shares purchased by the Underwriters pursuant to their over-allotment option pursuant to Sections 2 and 4 of the Underwriting Agreement (the "Option
Shares", together with the Original Shares, the "Shares")) upon the terms and conditions hereinafter set forth (the "Option Purchase", together with the
Original Purchase, the "Purchase"); and

     WHEREAS, the Company and AIL desire to make certain representations, warranties and agreements in connection with the Purchase;

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        PURCHASE AND SALE OF COMMON STOCK
                        ---------------------------------

     1.1. Purchase and Sale of Common Stock. On the basis of the representations, warranties and covenants contained herein, and subject to the terms and conditions hereof and contemporaneously with and contingent upon the consummation of the Public Offering, the Company shall purchase all the Original
Shares and, in the event the Underwriters exercise their

over-allotment option pursuant to Sections 2 and 4 of the Underwriting
Agreement, the Option Shares.

     1.2. Purchase Price. The Company agrees to pay to AIL for the Original
Shares the amount of $[330,749,989], which represents the offering proceeds to be received by the Company from the sale of [12,068,965] shares of Common Stock in the Public Offering (the "AIL Offering Proceeds") at the purchase price per share equal to the proceeds per share less the underwriting discounts of $27.405
(the "Per Share Price") to be received by the Company from the Public Offering.
In the event the Underwriters exercise their over-allotment option pursuant to
Sections 2 and 4 of the Underwriting Agreement, the Company agrees to purchase from AIL the Option Shares at the purchase price per share equal to the Per
Share Price.

     1.3. Closing.

     (a) The closing of the Original Purchase (the "Closing") shall take place at 9:30 a.m. (Eastern Time) on February [5], 2004, subject to satisfaction or waiver of the conditions set forth in Article VI on or before such date, at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York,
10019, or such later date (which shall not be later than the third Business Day after satisfaction or waiver of the conditions set forth in Article VI) or at such other place as agreed to by the parties hereto (the actual time and date of the Closing are referred to herein as the "Closing Time" and "Closing Date,"
respectively). As used in this Agreement, the term "Business Day" shall mean any weekday other than a banking holiday in New York, New York.

     (b) At the Closing, in addition to the satisfaction or waiver of the conditions precedent to the Closing pursuant to Article VI hereof,

         (i) AIL shall sell, assign and transfer to the Company all its right, title and interest in and to the Original Shares free and clear of all mortgages, pledges, security interests, liens, claims, encumbrances or equities (collectively, the "Liens") and deliver to the Company the
     Original Shares owned and being purchased pursuant to this Agreement, together with a signed cross receipt acknowledging AIL's receipt of the purchase price and the Company's repurchase of the Original Shares; and

         (ii) the Company shall pay AIL cash in an amount equal to the AIL
     Offering Proceeds received by the Company pursuant to the Public Offering, by wire transfer of immediately available funds to an account designated in writing by AIL at least two business days prior to the Closing.

     1.4. Option Closing.

     (a) In the event the Underwriters exercise their over-allotment option, the closing of the Option Purchase (the "Option Closing") shall take place at 9:30
a.m. (Eastern Time), on the Second Time of Delivery (as defined in Section 4 of the Underwriting Agreement), or such later date (which shall not be later than the third Business Day after the Second Time of Delivery and satisfaction or waiver of the conditions set forth in Article VI), at the location described in
Section 1.3(a) or at such other place as agreed to by the parties hereto (the actual

time and date of the Closing are referred to herein as the "Option Closing Time"
and "Option Closing Date," respectively).

     (b) At the Option Closing, in addition to the deliveries required to be made at or prior to the Option Closing pursuant to Article VI hereof,

         (i) AIL shall sell, assign and transfer to the Company all its right, title and interest in and to the Option Shares free and clear of all Liens and deliver to the Company the Option Shares owned and being purchased pursuant to this Agreement, together with a signed cross receipt acknowledging AIL's receipt of the purchase price and the Company's repurchase of the Option Shares; and

         (ii) the Company shall pay AIL cash in an amount equal to the Per Share
     Price multiplied by the number of Option Shares purchased by the
     Underwriters upon the exercise of their over-allotment option, by wire transfer of immediately available funds to an account designated in writing by AIL at least two business days prior to the Closing.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     The Company represents and warrants to AIL as follows:

     2.1. Power, Authority and Enforceability. The Company has the corporate power and authority to execute and deliver this Agreement and to perform the obligations hereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly taken by the Company. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company except as enforceability may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii)
general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

     2.2. Government Authorization. No consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the execution and delivery by the Company of this
Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby and in the
Registration Statement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the
Securities Act of 1933, as amended, and the rules and regulations of the
Securities and Exchange Commission (the "Commission") thereunder (collectively, the "Securities Act"), and as may be required under state securities or blue sky laws in connection with the Public Offering or to list the Shares on the New
York Stock Exchange, or which, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the general affairs, business,

prospects, management, financial position, stockholders' equity or results of operations of the Company or on the ability of the Company to perform its obligations hereunder or consummate the transactions contemplated hereby on a timely basis.

     2.3. Noncontravention. The execution and delivery by the Company of this
Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby and in the
Registration Statement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will any such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

     2.4. Representations and Warranties in the Underwriting Agreement. The
representations and warranties of the Company set forth in Section 1 of the
Underwriting Agreement are true and correct.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF AIL
                      -------------------------------------

     AIL represents and warrants to the Company as follows:

     3.1. Power, Authority and Enforceability. AIL has the limited liability company power and authority to execute and deliver this Agreement and to perform the obligations hereunder; and all limited liability company action required to be taken for the due and proper authorization, execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby have been duly and validly taken by AIL. This Agreement has been duly authorized, executed and delivered by AIL and constitutes a valid and legally binding agreement of
AIL except as enforceability may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law)
and (iii) an implied covenant of good faith and fair dealing.

     3.2. Government Authorization. No consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the execution and delivery by AIL of this
Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications which, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the ability to perform its obligations hereunder or consummate the transactions contemplated hereby on a timely basis.

     3.3. Noncontravention. The execution and delivery by AIL of this Agreement, the performance by AIL of its obligations hereunder and the consummation by AIL of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which AIL is a party or by which
AIL is bound or to which any of its property or assets is subject, nor will any such action result in any violation of the provisions of the certificate of formation or the limited liability agreement of AIL or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over AIL or any of its properties.

     3.4. Title to the Shares. AIL has good and valid title to the Shares, free and clear of all Liens, with full right and authority to deliver the same hereunder. Upon payment for the Shares to be sold by AIL in accordance with the terms of this Agreement, the Company will acquire good and valid title thereto, free and clear of all Liens.

                                   ARTICLE IV

                                    COVENANTS
                                    ---------

     4.1. Company Compliance with Underwriting Agreement. The Company shall comply in all material respects with all its covenants, agreements and obligations pursuant to the Underwriting Agreement.

     4.2. Relinquishment of Demand Registration Right(a) . Upon consummation of the Original Purchase and receipt of the AIL Offering Proceeds by AIL, AIL agrees that the transaction contemplated by this Agreement shall be deemed to constitute an exercise of one of the four demand registration rights provided for in Section 5.1(d) of the amended and restated stockholders agreement, dated as of January [__], 2004, by and among the Company, AIL and Northrop Grumman
Corporation (the "Stockholders Agreement").

     4.3. Retirement of Shares.

     (a) Upon consummation of the Original Purchase and receipt of the Original
Shares by the Company, as promptly as possible thereafter, the Company shall agree to retire the Original Shares upon which the Original Shares shall be authorized but unissued shares of Common Stock.

     (b) In the event the Underwriters exercise their over-allotment option, upon consummation of the Option Purchase and receipt of the Option Shares by the
Company, as promptly as possible thereafter, the Company shall agree to retire the Option Shares upon which the Option Shares shall be authorized but unissued shares of Common Stock.

                                   ARTICLE V

                                 INDEMNIFICATION
                                 ---------------

     5.1. Indemnification by the Company. The Company will indemnify and hold harmless AIL, its officers, directors and each person who controls AIL within the meaning of Section 15 of the Securities Act and Section 20 of the Securities
Exchange Act of 1934, as amended, and the rules and regulations of the
Commission thereunder (collectively, the "Exchange Act") (collectively, the "AIL
Indemnified Persons") from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action, proceeding or any claim asserted) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Preliminary Prospectus (as defined in the Underwriting Agreement), the Registration statement or the
Prospectus, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or alleged omission made in reliance upon and in conformity with information relating to AIL furnished to the Company in writing by AIL or Blackstone Management Associates L.L.C. pursuant to Items 403 and 507 of Regulation S-K promulgated by the Commission expressly for use therein), or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required by the Company in connection with any registration, qualification, or compliance with respect to the Public Offering. The liability of the Company pursuant to this Section 5.1 shall be limited to the net proceeds to the Company from the Public Offering contemplated by the Underwriting
Agreement less the sum of the AIL Offering Proceeds plus the proceeds AIL receives from the sale of the Option Shares to the Company.

     5.2. Indemnification by AIL. AIL will indemnify the Company, each of its officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act
(collectively, the "Company Indemnified Persons"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and expenses incurred in connection with any suit, action, proceeding or any claim asserted) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any
Preliminary Prospectus, the Registration Statement or the Prospectus, or any
amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to AIL furnished to the Company in writing by AIL or Blackstone
Management Associates L.L.C. pursuant to Items 403 and 507 of Regulation S-K promulgated by the Commission expressly for use therein. The liability of AIL pursuant to this Section 5.2 shall be limited to the sum of AIL Offering
Proceeds plus the proceeds AIL receives from the sale of the Option Shares to the Company.

     5.3. Indemnification Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to the preceding paragraphs of

this Article V, such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an
"Indemnifying Person") in writing, and such Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the
Indemnified Person to represent the Indemnified Person and any others the
Indemnifying Persons may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Persons unless (i) the
Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and, based upon the advice of counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to one separate firm of local counsel in each jurisdiction when reasonably necessary but not to include two firms in the same jurisdiction) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. No
Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff, each Indemnifying
Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person (such consent not to be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such
Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     5.4. Contribution. The Company and AIL agree that it would not be just and equitable if contribution pursuant to this Article V were determined by pro rata allocation. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in this Article V shall be deemed to include any reasonable legal or other expenses incurred by such
Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article V, in no event shall
AIL be required to contribute any amount in excess of the sum of the AIL
Offering Proceeds plus the proceeds AIL receives from the sale of Option Shares to the Company. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     5.5. Full Force and Effect. The remedies provided for in this Article V are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The indemnity and contribution agreements contained in this Article V and the representations and warranties of the Company and AIL set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this
Agreement, (ii) any investigation made by or on behalf of any party hereto, its respective

officers or directors or any person controlling such party and (iii) the consummation of the Purchase.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT
                              --------------------

     The respective obligation of each party to consummate the transactions contemplated to occur at the Closing and at the Option Closing, if any, is subject to the satisfaction or waiver on or prior to the Closing Time or the
Option Closing Time, respectively, of each of the following conditions:

     6.1. No Injunctions or Restraints. No action, claim, suit, hearing, complaint, demand, injunction, litigation, judgment, arbitration, order, decree, ruling or governmental investigation or proceeding shall be pending or threatened by any court or governmental or regulatory agency or body, and no such court or governmental or regulatory agency or body shall have issued any injunction, judgment or order, which shall remain in effect, that would prevent consummation of the Purchase; provided, however, that the parties hereto shall use their reasonable best efforts to have any such injunction, judgment or order vacated or reversed.

     6.2. Consummation of the Public Offering. The closing of the Public
Offering shall have occurred in accordance with the terms of the Underwriting
Agreement, or, with respect to the Option Shares, the Second Time of Delivery shall have occurred in accordance with Section 4 of the Underwriting Agreement and the Company shall have received the proceeds thereof.

     6.3. Representations and Warranties. (a) The representations and warranties of the Company and AIL set forth in this Agreement shall be true and correct in all material respects on and as of the Execution Date and on and as of the
Closing Date as though made on and as of the Closing Date.

     (b) In the event of an Option Closing, the representations and warranties of the Company and AIL set forth in this Agreement shall be true and correct in all material respects on and as of the Execution Date and on and as of the
Second Time of Delivery as though made on and as of the Second Time of Delivery.

     6.4. Delivery of the IRS Form W-9. The Company shall have received a properly executed IRS Form W-9 from AIL.

     6.5. Performance of Agreements. The Company shall have performed in all material respects all obligations required to be performed by it under this
Agreement and the Underwriting Agreement at or prior to the Closing Time.

     6.6. Other Actions. All actions, corporate or other, to be taken by the
Company and AIL in connection with the transactions contemplated by this
Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to each of them and their respective counsel.

                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

     7.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

     (a)   if to the Company, to:

               TRW Automotive Holdings Corp.
               12025 Tech Center Drive
               Livonia, Michigan 48150
               Attention:  David L. Bialosky, Esq.
                           Vice President and General Counsel
               Facsimile:  (734) 266-4590

           with a copy (which shall not constitute notice) to:

               Simpson Thacher & Bartlett LLP
               425 Lexington Avenue
               New York, New York 10017
               Attention: Rise B. Norman, Esq.
               Facsimile:  (212) 455-2502

     (b)   if to AIL, to:

               c/o The Blackstone Group L.P.
               345 Park Avenue, 31st Floor
               New York, New York 10154
               Attention:  Neil P. Simpkins
               Facsimile:  (212) 583-5258

           with a copy (which shall not constitute notice) to:

               Simpson Thacher & Bartlett LLP
               425 Lexington Avenue
               New York, New York 10017
               Attention:  Rise B. Norman, Esq.
               Facsimile:  (212) 455-2502

Except as described in the next sentence, all notices shall be deemed given only when actually received. Insofar as any approval or consent is required under this Agreement by any party, any such request for approval or consent that is delivered by a party in accordance with this Section 7.1 shall be deemed to have been validly sent. Any failure to take action or respond by the recipient party within ten Business Days of receiving such request shall be deemed acceptance, approval and consent to such request.

     7.2. Interpretation. When a reference is made in this Agreement to a
Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or
"including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     7.3. Amendment. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of such modification or amendment is sought.

     7.4. Extension; Waiver. At any time prior to the Closing, the Company and
AIL may (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, (b) waive any inaccuracies in the representations and warranties of the other party or parties contained herein or in any document delivered by such other party pursuant hereto or (c)
waive compliance with any of the agreements of such other party or conditions to its own obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Waiver of any term or condition of this Agreement by a party shall not be construed as a waiver of any subsequent breach or waiver of the same term or condition by such party, or a waiver of any other term or condition of this Agreement by such party. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

     7.5. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

     7.6. Entire Agreement; No Third-Party Beneficiaries. This Agreement
constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between the parties with respect to the subject matter of this Agreement. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, the parties hereto, and their permitted successors or assigns, any rights or remedies under or by reason of this
Agreement. No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement, and the Company and AIL assume no liability to any third party because of any reliance on the representations, warranties and agreements of the Company and AIL contained in this Agreement.

     7.7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                       10

     7.8. Assignment; Binding on Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties.
Subject to the preceding sentence and except as otherwise provided in this
Agreement, this Agreement will be binding upon, inure to the benefit of, and be enforceable by and against, the parties and their respective successors and assigns (by reason of merger, consolidation, spin-off or split-off of the parties, or sale of substantially all of the assets or similar transaction or series of transactions).

     7.9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, this being in addition to any other remedy to which they are entitled at law or in equity.

     7.10. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this
Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this
Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     7.11. Expenses. Whether or not the transactions contemplated by this
Agreement are consummated, (i) the fees and expenses incurred by the Company and
AIL in connection with transactions contemplated hereby, (ii) the other reasonable expenses incurred by the Company and AIL incident to the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby and (iii) any other fees and expenses of the Company and AIL shall be paid in accordance with terms of the Stockholders Agreement.

     7.12. Stockholders Agreement. Notwithstanding any provision in this
Agreement to the contrary, each of the Company and AIL affirm that, except as otherwise provided in Section 4.2, the Stockholders Agreement shall remain in full force and effect on and after the Execution Date and on and after the
Closing Date.

     7.13. Termination. Notwithstanding any provision in this Agreement to the contrary, this Agreement (other than the terms of Section 7.11, which shall remain in full force and effect) shall terminate in the event the Underwriting
Agreement is terminated in accordance with the terms contained therein.

                            [Signature Pages Follows]

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     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be signed by its respective officers thereunto duly authorized as of the date first written above.

                                        TRW AUTOMOTIVE HOLDINGS CORP.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AUTOMOTIVE INVESTORS L.L.C.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

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